SCHEDULE 14A
                         (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant                          [X]
Filed by a Party other than the Registrant       [ ]

Check the appropriate box:

     [ ]     Preliminary Proxy Statement
     [ ]     Confidential, for  use  of  the Commission  only (as
             permitted by Rule 14a-6(e)(2))
     [X]     Definitive Proxy Statement
     [ ]     Definitive Additional Materials
     [ ]     Soliciting Material Under Rule 14a-12


                     IGENE Biotechnology, Inc.
        ________________________________________________
        (Name of Registrant as Specified in Its Charter)

                               N/A
  ____________________________________________________________
           (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]     No fee required

     [ ]     Fee  computed  on table below per Exchange Act Rules
             14a-6(i)(1) and 0-11.

        (1)  Title   of   each  class  of  securities  to   which
             transaction applies:
             ____________________________________________________

        (2)  Aggregate  number of securities to which transaction
             applies:
             ____________________________________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             ____________________________________________________

        (4)  Proposed maximum aggregate value of transaction:
             ____________________________________________________

        (5)  Total fee paid:
             ____________________________________________________

        ____ Fee paid with preliminary materials:



     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)  Amount previously paid:
             ____________________________________________________

        (2)  Form, Schedule or Registration Statement No.:
             ____________________________________________________

        (3)  Filing Party:
             ____________________________________________________

        (4)  Date Filed:
             ____________________________________________________

                    IGENE BIOTECHNOLOGY, INC.
                      9110 Red Branch Road
                    Columbia, Maryland 21045

            Notice of Annual Meeting Of Stockholders
                  To Be Held November 15, 2005

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of IGENE Biotechnology, Inc. (the "Company", "we" or "us") will be held at the offices of Kimelman & Baird, LLC, 100 Park Avenue, 21st floor, New York, New York 10017 at 10:00 a.m. local time on November 15, 2005 for the following purposes:

     1.    To elect five (5) directors to serve for a term of one
           (1) year and until their successors are elected and qualified.

     2. To transact such other business as may properly come before the meeting, or any adjournment thereof.

     Stockholders of record at the close of business on September
23, 2005 shall be entitled to notice of, and to vote at, the meeting.

      All stockholders are cordially invited to attend the meeting.

                              By order of the Board of Directors,



                              /s/   STEPHEN F. HIU
                              ___________________________________
                                    STEPHEN F. HIU
                                    President

Dated:  Columbia, Maryland
        October 06, 2005


     IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY  THE
ENCLOSED  PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED  TO  ASSURE
THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

                    IGENE BIOTECHNOLOGY, INC.
                      9110 RED BRANCH ROAD
                    COLUMBIA, MARYLAND 21045

                        PROXY STATEMENT

     The accompanying proxy is solicited by the board of directors of IGENE Biotechnology, Inc., a Maryland corporation (the "Company", "we" or "us"), for use at our annual meeting of stockholders, which we refer to as the meeting, to be held on November 15, 2005, or any adjournment thereof. Stockholders of record at the close of business on September 23, 2005, which we refer to as the record date, shall be entitled to vote.
Proposals of stockholders intended to be presented at our 2006 annual meeting of stockholders must be received by us no later than 5:00 P.M. local time on March 1, 2006, to be eligible for inclusion in our proxy statement and form of proxy to be used in connection with such meeting.

     The cost of solicitation of proxies will be borne by us. We may use the services of our directors, officers, employees and others to solicit proxies, personally or by telephone.
Arrangements may also be made with brokerage houses and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. We may reimburse such solicitors for reasonable out-of-pocket expenses incurred by them in soliciting, but no compensation will be paid for their services.

     Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to our corporate Secretary at the above address) or, if a stockholder is present at the meeting, he may elect to revoke his proxy by voting his shares in person at the meeting.

     There is being mailed herewith to each stockholder of record our annual report on Form 10-KSB for the fiscal year ended December 31, 2004. The notice, proxy statement and enclosed form of proxy will be mailed to stockholders beginning October 14, 2005, the date of this proxy statement.

     On the record date, we had 101,732,453 shares of common stock outstanding and entitled to vote with respect to all matters to be acted upon at the meeting. Each holder of common stock is entitled to one vote for each share of common stock held by such holder.

     On  the  record date, we also had 25,605 shares  of  our  8%
Cumulative Preferred Stock, Series A, which we refer to as the Series A preferred stock, outstanding and entitled to vote with respect to all matters to be acted upon at the meeting. Each holder of preferred stock is entitled to two votes for each share of such preferred stock held by such holder. Holders of record of outstanding common stock and Series A preferred stock will be entitled to vote together as a single class on all matters to be voted on at the meeting.

     Pursuant to the terms of our Series A preferred stock, as a consequence of the non-payment of dividends on such stock for more than the past four consecutive dividend payment dates, the holders of Series A preferred stock voting together as a single class are entitled to elect two directors, in accordance with the procedures set forth in our Charter and by-laws. To date, the holders of the Series A preferred stock have not exercised such right.

Voting Procedures

     The presence of holders representing a majority of all the votes entitled to be cast at the meeting will constitute a quorum at the meeting. In accordance with Maryland law, abstentions, but not broker non-votes, are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     The affirmative vote of a plurality of the votes cast at the meeting is required in order to elect each of our directors. The votes will be tabulated by Igene's Corporate Secretary. Abstentions and broker non-votes are not counted in determining the votes cast with respect to any of the matters submitted to a vote of stockholders.

                      ELECTION OF DIRECTORS

     Pursuant to our bylaws and as permitted by our charter, the number of directors constituting the entire board of directors has been set at 8. It is proposed to elect five directors at this meeting to hold office for a one-year term, until the 2006 annual meeting of stockholders, and until their respective successors are duly elected and qualify. Each of the persons listed below has been nominated for election to our board of directors at the meeting. All of the nominees listed below presently serve on our board of directors. If some unexpected occurrence should make necessary, in the board of directors' judgment, the substitution of some other person or persons for any of the nominees, shares for which proxies have been granted will be voted for such other person or persons as the board of directors may select. The board of directors is not aware that any current director, or nominee, may be unable or unwilling to serve as a director. The following table contains certain information with respect to the nominees:

                      NOMINEES FOR ELECTION

Name                        Age       Position with Igene
_____________________      _____      ___________________________
Michael G. Kimelman          66       Chairman of the  Board  of
                                      Directors, member of audit
                                      committee

Thomas L. Kempner            77       Vice Chairman of the Board
                                      of Directors, member of
                                      finance committee

Stephen F. Hiu               48       Director, President, Chief
                                      Technical Officer, and
                                      Director of Research and
                                      Development

Patrick F. Monahan           54       Director, Vice-President,
                                      Secretary, and Director of
                                      Manufacturing

Sidney R. Knafel             74       Director, member of finance
                                      committee


Each of our directors was elected for a one-year term at our most recent annual meeting, held in June of 2004. Our officers serve at the pleasure of the Board of Directors and until their respective successors are elected and qualified.

MICHAEL G. KIMELMAN has served as a director since February 1991 and as Chairman of the board of directors since March 1991. He is a founder and member of Kimelman & Baird, LLC, as well as Chairman of the board of directors of Astaxanthin Partners Ltd. He also serves on the board and the executive committee of the Hambletonian Society.

THOMAS L. KEMPNER is Vice Chairman of the board of directors and has been a director since inception in October 1981. He is and has been Chairman and Chief Executive Officer of Loeb Partners Corporation, investment bankers, New York, and its predecessors since February 1978. He is currently a Director of CCC Information Services Group, Inc., Dyax Corporation, Fuel Cell Energy, Inc., Insight Communications Co., Inc., and Intermagnetics General Corp and Intersections, Inc. He is a Director Emeritus of Northwest Airlines, Inc.

STEPHEN F. HIU has served as a director since August 1990. Mr. Hiu was appointed Chief Technical Officer in 2002, and has served as President and Treasurer since March 1991. He has been Director of Research and Development since January 1989 and, prior thereto, was Senior Scientist since December 1985, when he joined the Company. He was a post-doctoral Research Associate at the Virginia Polytechnic Institute and State University, Blacksburg, Virginia, from January 1984 until December 1985. Dr. Hiu holds a Ph.D. degree in microbiology from Oregon State University and a B.S. degree in biological sciences from the University of California, Irvine.

PATRICK F. MONAHAN was appointed our Vice-President in 2002, and has served as a Director of Manufacturing and as a director since April 1991. He has served as Secretary since September 1998. He has managed our fermentation pilot plant since 1982. Mr. Monahan received an Associate of Arts degree in biology from Allegheny Community College and a B.S. degree in biology with a minor in Chemistry from Frostburg State College, Frostburg, Maryland.

SIDNEY R. KNAFEL, has served as one of our directors since 1982, has also been Managing Partner of SRK Management Company, a private investment concern located in New York City, since 1981. He has also served as Chairman of Insight Communications, Inc. since 1985. He is also currently a Director of General American Investors Company, Inc. as well as a number of private companies.


Our board of directors recommends a vote for each of the above-listed nominees.

Committees Of The Board Of Directors

     We have two standing committees of the board of directors, our audit committee and our compensation committee. We do not have a standing nominating committee. Set forth below is a description of the functions of each of our standing committees and the members of the board of directors who serve on such committees.

Audit Committee

     The responsibilities of the audit committee include recommending to the board of directors the independent certified public accountants to conduct the annual audit of our books and accounts, reviewing the proposed scope of the audit and approving the audit fees to be paid. The audit committee is charged with reviewing, with the independent certified public accountants and with our management, the adequacy and effectiveness of our internal auditing, accounting and financial controls. Mr. Kimelman served as a member of the audit committee throughout 2004. None of the members of our audit committee are independent directors as defined in Rule 4200 (a)(15) of the Nasdaq Marketplace Rules. Prior to February 1, 2001, our board of directors performed the functions of the audit committee. On February 1, 2001, our board of directors adopted a written charter for our audit committee. The audit committee held one meeting in 2004 to review the 2003 audited financial statements and held one meeting in 2005 for the purpose of reviewing and reporting on the 2004 financial statements and reviewing the 2003 amended financials as noted below.

Audit Committee Report

     The audit committee has reviewed and discussed the fiscal year 2004 and amended 2003 audited financial statements with management, and has discussed with the independent auditors the matters required to be discussed by SAS 61 "Communication With Audit Committees" issued by the Auditing Standards Board of the American Institute of Certified Public Accountants ("AICPA"), as modified or supplemented, and has received the written disclosures and the letter from the independent auditors required by AICPA Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees", as modified or supplemented, and has discussed with the independent auditor the auditors' independence.

Based on the review and discussions referred to in the previous paragraph, the audit committee recommended to the board of directors that the audited financial statements be included in our annual report on Form 10-KSB for the year ended December 31, 2004.

Member(s) of the audit committee:
________________________________

   Michael G. Kimelman is the sole member of the audit committee.

Compensation Committee

     Our compensation committee is responsible for approving the salaries of all of our officers and certain other employees. It also supervises the administration of all benefit plans and other matters affecting executive compensation, subject to further approval of our board of directors. The members of the compensation committee during 2004 were Messrs. Thomas L. Kempner and Sidney R. Knafel. The compensation committee held one meeting during 2004 for the purposes of considering employee salary increases and option grants.


Board of Directors Meetings and Compensation

      During 2003 Michael G. Kimelman was granted 11,000,000 warrants as compensation for his services as our Chairman of the board of directors. The board of directors held 3 meetings in 2004. None of our directors attended fewer than 75% of the total number of meetings held by the board and by all committees of the board on which he served during 2004.


Executive Compensation

      The following tables show the compensation paid or accrued by us to our four most highly compensated officers. During 2004, no directors were compensated for their board or committee activities. Other than the 1986, 1997 and 2001 Stock Incentive Plan and the Simple Retirement Plan described below, we have no profit sharing or incentive compensation plans.

                        SUMMARY COMPENSATION TABLE

                                           Salary                  Salary
                                        Compensation            Compensation
Name and Principal Position     Year         $          Year         $
___________________________     ____    ____________    ____    ____________
Stephen Hiu ...............     2004      $140,200      2003      $113,400
President

Patrick Monahan ...........     2004      $112,055      2003      $103,506
Director

Per Benjaminsen ...........     2004      $125,000      2003      $100,000
Chief Marketing Officer

Edward Weisberger .........     2004      $109,605      2003      $103,906
Chief Financial Officer

                                -5-

Security Ownership Of Certain Beneficial Owners And Management

    The following table sets forth information as of August 25, 2005 with respect to beneficial ownership of shares of our outstanding common stock and preferred stock by (i) each person known by us to own or beneficially own more than five percent of its common stock or preferred stock, (ii) each director, and
(iii) each officer named in the Summary Compensation Table provided in Part II Item 10 above, and (iv) all directors and executive officers as a group.

                                                 Common Stock                     Preferred Stock
                                         ___________________________        ___________________________
                                           Number of                          Number of
Name and Address                           Shares           Percent*          Shares          Percent
______________________                   _______________   _________        _______________   _________
Directors and officers
______________________

Joseph C. Abeles                          16,273,483<F1>     14.04                7,375         39.84
  220 E. 42nd Street
  New York, NY  10017

Stephen F. Hiu                            15,948,633<F2>     13.69                  ---           ---
  9110 Red Branch Road
  Columbia, MD  21045

Thomas L. Kempner                        143,139,072<F3>     63.12                  ---           ---
  61 Broadway
  New York, NY  10006

Michael G. Kimelman                       33,590,138<F4>     25.06                  ---           ---
  100 Park Avenue
  New York, NY  10017

Sidney R. Knafel                         141,326,146<F5>     62.85                  ---           ---
  810 Seventh Avenue
  New York, NY  10019

Patrick F. Monahan                         8,947,533<F6>      8.16                  ---           ---
  9110 Red Branch Road
  Columbia, MD  21045

Per A. Benjaminsen                        11,000,000<F7>      9.84                  ---           ---
  9110 Red Branch Road
  Columbia, MD 21045

Edward J. Weisberger                       3,070,000<F8>      2.93                  ---           ---
  9110 Red Branch Road
  Columbia, MD 21045

All Directors and Officers               371,148,442<F9>     86.25                7,375         39.84
  as a Group (8 persons)

Others
______

Fraydun Manocherian                        7,905,135<F10>     7.73                  ---           ---
  3 New York Plaza
  New York, NY  10004

Fermic                                    14,730,014         14.48                  ---           ---

*  Under the rules of the Securities and Exchange Commission, the calculation of the percentage assumes for each person  that  only that  person's rights, warrants, options or convertible notes  or preferred  stock are exercised or converted, and  that  no  other
person   exercises  or  converts  outstanding  rights,  warrants,
options or convertible notes or preferred stock.

                             -6-

<F1>  Includes  the following: 2,113,544 shares held directly  or indirectly by Mr. Abeles, 14,750 shares issuable upon the conversion of 7,375 shares of preferred stock, 5,042,777 shares issuable upon the conversion of $311,663 of long-term notes issued by Igene, and 9,102,412 shares issuable upon exercise of warrants held by Mr. Abeles.

<F2>  Includes  the following: 1,148,633 shares held directly  or indirectly by Mr. Hiu and 14,800,000 shares issuable pursuant to options held by Dr. Hiu that are currently exercisable.

<F3>  Includes  386,972 shares and 536,920 shares  issuable  upon exercise of warrants held by Mr. Kempner that are currently exercisable. Also includes 8,661,245 shares held directly by Mr. Kempner, 18,761,668 shares issuable upon conversion of notes issued by Igene and held by Mr. Kempner, and 41,582,728 shares issuable upon exercise of warrants held by a trust under which Mr. Kempner is one of two trustees and the sole beneficiary, which are currently exercisable. Also includes 8,621,247 shares held directly by Mr. Kempner, 18,761,669 shares issuable upon the conversion of notes issued by Igene and held by Mr. Kempner and 41,561,125 shares issuable upon exercise of warrants held a trust under which Mr. Kempner is one of two trustees and one of his brothers is the sole beneficiary, which are currently exercisable. Also includes 1,530,222 shares issuable upon the conversion of $79,200 of notes issued by Igene and held by Mr. Kempner and 2,079,411 shares issuable upon exercise of warrants held by trusts under which Mr. Kempner is one of two trustees and is a one-third beneficiary that are currently exercisable. Also includes 243, 360 shares and 131,414 shares issuable upon exercise of warrants held by trusts under which Mr. Kempner is executer and is a one-third beneficiary that are currently exercisable. Also includes 182,526 shares and 98,565 warrants held by Mr. Kempner's wife.

<F4>  Includes  1,264,360  shares  held directly or indirectly by
  Mr. Kimelman, 14,000,000 shares issuable upon exercise of options currently exercisable, 1,072,756 shares issuable upon the conversion of $63,070 of notes issued by Igene and held by Mr. Kimelman, and 17,253,022 shares issuable upon exercise of warrants held directly or indirectly by Mr. Kimelman.

<F5>  Includes 18,190,551 shares, 38,168,101 shares issuable upon the conversion of notes issued by Igene and held by Mr. Knafel and 84,967,495 shares issuable upon the exercise of warrants owned or beneficially owned by Mr. Knafel that are currently exercisable.

<F6>  Includes 1,047,533  shares  held  directly or indirectly by
  Mr. Monahan and 7,900,000 shares issuable upon the exercise of options held by Mr. Monahan that are currently exercisable.

<F7>  Includes  1,000,000 shares of common stock  and  10,000,000
  shares   issuable   upon  exercise  of  options   held  by  Mr.
  Benjaminsen that are currently exercisable.

<F8>  Includes 70,000 shares held directly by Mr. Weisberger  and
  3,000,000 shares issuable upon exercise of options that are currently exercisable.

<F9>  Includes  42,576,099 shares of common stock, 14,750  shares issuable upon the conversion of 7,375 shares of preferred stock; 49,667,250 shares issuable upon exercise of options that are currently exercisable, 82,680,765 shares issuable upon the conversion of notes issued by Igene and 196,209,578 shares issuable upon the exercise of warrants that are currently exercisable.

<F10> Includes 7,375,935 shares of common stock owned directly or indirectly by Mr. Manocherian and 529,200 shares issuable upon the exercise of warrants owned directly or indirectly by Mr.
  Manocherian that are currently exercisable.


Compensation Committee Interlocks and Insider Participation

     Thomas L. Kempner and Sidney R. Knafel are members of our compensation committee. None of our executive officers has served on the board of directors or compensation committee of any other entity that has had any of such entity's officers serve either on our board of directors or our compensation committee.


Certain Relationships and Transactions

     On April 3, 2003, the Board of Directors, in lieu of additional compensation, authorized the payment of shares to Mr. Stephen Hiu and Mr. Patrick Monahan. In compensation each of them was awarded 83,333 shares of Igene common stock. The aggregate 166,666 shares was issued and expensed based on market value at the time of award, $.060 per share, or $10,000 of combined compensation.

     As reported on Form 8-K filed February 20, 2003, Igene, in an effort to focus on and grow its core business, sold all 10,000 of the issued and outstanding shares of capital stock of ProBio that it owned as of February 4, 2003 to Fermtech AS, a joint stock company incorporated in the Kingdom of Norway and owned equally by our former chief executive officer, Stein Ulve, and by Per Benjaminsen, our Chief Marketing Officer. Mr. Ulve resigned as CEO and director of Igene and Mr. Benjaminsen resigned as our chief marketing officer, effective December 31, 2002. Mr. Benjaminsen has agreed to continue to provide sales and marketing services to Igene as an independent contractor.

     Igene sold ProBio to Fermtech AS in exchange for aggregate consideration valued at approximately $343,000. A portion of the consideration received by Igene consisted of 7,000,000 shares of common stock of Igene that Fermtech owned as a result of Igene's purchase of ProBio in January 2001, (of these shares, 2,000,000 shares may be re-earned by Fermtech as described below), valued for the purposes of the acquisition at $.03 per share, plus forgiveness of approximately $168,000 of debt that Igene owed to ProBio at the time of purchase in 2001. Because Mr. Benjaminsen remained employed by Igene through February 2004, 1,000,000 of the escrowed shares of common stock were delivered to Fermtech. If Mr. Benjaminsen remains employed by Igene through February 2005, the remaining 1,000,000 escrowed shares will be released from escrow and delivered to Fermtech. The remaining shares of Igene Common stock were retired on February 5, 2003.

     On  December  21,  2002, Igene issued and sold  $250,000  in
aggregate  principal  amount  of  8%  demand  notes  to   certain
directors  of  Igene.   These  notes  were  repaid  with  accrued
interest during 2003.

     In  August 2002, Igene issued 7,000,000 warrants to purchase
Igene common stock at $.025 per share to its Chairman of the Board, Mr. Kimelman as part of the stock option plan, as compensation for his services as Chairman of the Board.

     On August 13, 2002, the Board of Directors, in lieu of additional compensation, authorized the payment of shares to Mr. Stephen Hiu and Mr. Patrick Monahan. In compensation each of them was awarded 800,000 shares of Igene common stock. The aggregate 1,600,000 shares was issued on December 26, 2002 and expensed in the fourth quarter based on market value at the time of award, $.025 per share, or $40,000 as compensation.

     On July 17, 2002, Igene issued and sold $300,000 in aggregate principal amount of 8% convertible debentures, to Mr. Kempner, a director of Igene, and to Mr. Knafel, also a director of Igene, in equal amounts of $150,000 each. These debentures are convertible into shares of Igene's common stock at $.03 per share based on the market price of Igene's shares at the time the purchase of the debentures was agreed to. In consideration of the commitment to purchase the 8% convertible debenture, each of these directors also received 5,000,000 warrants to purchase common stock at $.03 per share. These debentures, if not converted earlier, become due on July 17, 2012.

     On February 22, 2002, Igene issued and sold $1,000,000 in aggregate principal amount of 8% convertible debentures, to Mr. Kempner, a director of Igene, and to Mr. Knafel, also a director of Igene, in equal amounts of $500,000 each. These debentures are convertible into shares of Igene's common stock at $.04 per share based on the market price of Igene's shares at the time the purchase of the debentures was agreed to. In consideration of the commitment to purchase the 8% convertible debenture, each of these directors also received 12,500,000 warrants to purchase common stock at $.04 per share. These debentures, if not converted earlier, become due on February 22, 2012.


Section 16(a) Beneficial Ownership Reporting Compliance

     Igene believes that during 2004 all of its officers, directors and persons owning more than 10% of its common stock, have filed all reports and are in compliance with the Securities Exchange Act, Section 16(a), reporting requirements with respect to acquisitions and dispositions of Igene's securities, with the exception of the 11,000,000 warrants issued to Michael Kimelman in 2003. This was corrected in April of 2004. In making this disclosure, we have relied solely on written representations of its directors, officers and more than 10% holders and on copies furnished to Igene of reports that have been filed with the Securities and Exchange Commission.

Audit Fees and Services

     The following table shows the fees paid or accrued by the Company for the audit and other services provided by Stegman &
Company for fiscal years 2004 and 2003:

                               FY 2004           FY 2003
                            ____________      ____________
     Audit Fees             $  30,924.00      $  25,750.00
     Tax Fees                   3,000.00          2,500.00
     All Other Fees                 0.00              0.00
                            ____________      ____________

       TOTAL                $  33,924.00      $  28,250.00

      Audit services of Stegman & Company for fiscal years 2004 and 2003 consisted of the examination of the consolidated financial statements of the Company and quarterly reviews of financial statements. "Tax Fees" in fiscal years 2004 and 2003 include charges primarily related to tax return preparation and tax consulting services. In 2003, the SEC adopted a rule pursuant to the Federal Sarbanes-Oxley Act of 2002 that, except with respect to certain de minimis services discussed below, required the audit committee to pre-approve audit and non-audit services provided by our independent auditors. All of the 2004 services described above were pre-approved by the audit committee pursuant to this SEC rule, to the extent that rule was applicable during fiscal year 2004.

     The Audit Committee's policy is to pre-approve all audit and permitted non-audit services, except that de minimis non-audit services, as defined in Section 10A(i)(1) of the Exchange Act, may be approved prior to the completion of the independent auditor's audit. The Audit Committee has reviewed summaries of the services provided and the related fees and has determined that the provision of non-audit services is compatible with maintaining the independence of Stegman & Company.

OTHER MATTERS

Stockholder Proposals

     Any stockholder desiring to present a proposal to the stockholders at the 2006 Annual Meeting and who desires that the proposal be included the Company's proxy statement and proxy card relating to that meeting, must transmit the proposal to the Secretary of the Company so that it is received at the Company's principal executive offices no later than 5:00 p.m. local time on December 22, 2005. All proposals must comply with applicable Securities and Exchange Commission regulations. With respect to stockholder proposals that are not included in the proxy statement for the 2006 Annual Meeting, the persons named in the proxy solicited by the Company's board of directors for the 2006 Annual Meeting will be entitled to exercise discretionary voting power conferred by the proxy under circumstances specified in Exchange Act Rule 14a-4(c), including with respect to proposals received by the Company after March 7, 2006. It is suggested that the proposal be submitted by certified mail, return receipt requested, to our principal executive office at the following address: IGENE Biotechnology, Inc., 9110 Red Branch Road, Columbia, Maryland 21045, Attn: Corporate Secretary.

Other Business

     At the date of this proxy statement, the only business that the board of directors intends to present or knows that others will present at the meeting is that hereinabove set forth. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.


                              /s/   STEPHEN F. HIU
                              _________________________________
                                    STEPHEN F. HIU
                                    President and Chief
                                    Technical Officer

APPENDIX 1 - FORM OF PROXY

Dated: October 14, 2005

IGENE BIOTECHNOLOGY, INC.

2005 Annual Meeting of Stockholders - November 15, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of IGENE BIOTECHNOLOGY, INC., a Maryland corporation, hereby appoints Stephen F. Hiu, Michael G. Kimelman and Thomas L. Kempner, and each of them the proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on November 15, 2005, and at any adjournment or adjournments thereof (the "Meeting"), with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs the proxies to vote as directed on the reverse side.

     THE   BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"   ALL
PROPOSALS.

     CONTINUED AND TO BE SIGNED ON REVERSE SIDE--SEE REVERSE SIDE. THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED BELOW, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

                 (To Be Signed on Reverse Side)

X    Please mark your votes as in this example.

1.   Election of Directors

     FOR                          WITHHOLD AUTHORITY
     all nominees listed below    to vote for all nominees
                                  listed below
     _________________________    _________________________

     Nominees:   Stephen  F. Hiu, Thomas L. Kempner,  Michael  G.
     Kimelman, Sidney R. Knafel, Patrick F. Monahan

     (Instruction:   To  withhold  authority  to  vote  for   any
     individual nominee, write that nominee's name below)
     ______________________________________________________

To transact such other business as may properly come before the meeting, or any adjournment thereof.


PLEASE   RETURN  THE  PROXY  CARD  PROMPTLY  USING  THE  ENCLOSED
ENVELOPE.

Signature: ______________________________ Date: _________________

Signature: ______________________________ Date: _________________
           (SIGNATURE IF HELD JOINTLY)

Note: Please sign exactly as name appears on stock certificate. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partner, please sign in partnership name by authorized person.